UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 23, 2004

eUniverse, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-26355	06-1556248
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6060 Center Drive, Suite #300 Los Angeles, California	90045
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 215-1001

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

Attached hereto as Exhibit 99.1, and incorporated herein by reference, is a copy of the press release issued by eUniverse, Inc. on February 23, 2004, announcing Richard Rosenblatt as the new Chief Executive Officer of eUniverse, Inc.

Item 7. Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is furnished herewith:

Exhibits	Description
99.1	Press release issued by eUniverse, Inc. on February 23, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2004	eUniverse, Inc.

	By:	/s/ Thomas J. Flahie
Thomas J. Flahie Chief Financial Officer